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MONEY MARKET MANAGEMENT, INC.
Supplement to Prospectus Dated February 28, 1999

              At a special meeting of shareholders to be held on November 30, 1999, shareholders of the above-named Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after December 1, 1999. Shareholders will be notified if any of these changes are not approved at the special meeting or any adjournment thereof. Please keep this supplement for your records.

              Shareholders will be asked to consider the following proposals:

                     (1)   To elect three Directors.

                     (2) To approve an amendment to, and a restatement of, the Fund's Articles of Incorporation to permit the Board to liquidate assets of the Fund, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval, to the extent permitted under Maryland law.

                     (3) To approve a proposed Agreement and Plan of Reorganization between the Fund and Money Market Obligations Trust, on behalf of its series, Money Market Management (the "New Fund"), whereby the New Fund would acquire all of the assets of the Fund in exchange for shares of the New Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and termination of the Fund.

                                                                October 12, 1999


Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779

Cusip 09346200